UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GAIN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

00

GAIN THERAPEUTICS, INC. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 24, 2026 at 8:30 a.m. Eastern Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/GANX/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before June 10, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of GAIN THERAPEUTICS, INC. The 2026 Annual Meeting of Stockholders of Gain Therapeutics, Inc. will be on June 24, 2026 at 8:30 a.m. Eastern Time. Annual Meeting of Stockholders to be held at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, Floor 17, New York, New York 10020. The Board recommends a vote “FOR” all nominees set forth in Proposal 1 and “FOR” Proposal 2. Proposal 1 - ELECTION OF DIRECTORS (1) Gene Mack (2) Khalid Islam, Ph.D. (3) Dov Goldstein, M.D. (4) Hans Peter Hasler (5) Gwen Melincoff (6) Claude Nicaise, M.D. (7) Jeffrey Riley Proposal 2 - To ratify Ernst & Young AG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: To conduct any other business properly brought before the Annual Meeting.

Internet: Go to https://web.viewproxy.com/GANX/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Via Internet prior to the Annual Meeting: Go to www.AALvote.com/GANX Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your 11-digit Control Number available. Follow the voting instructions to vote your shares. In Person: Annual Meeting of Stockholders to be held in person on June 24, 2026 at 8:30 AM Eastern time at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, Floor 17, New York, New York 10020. VOTING METHODS GAIN THERAPEUTICS, INC. CONTROL NUMBER